UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2015

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of Principal Executive Offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers

At a meeting held on April 28, 2015, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its Executive Officers.

Approval of New Annual Base Salaries

The Committee set new annual base salaries for the Company’s Executive Officers, which salaries will take effect on June 1, 2015. The following table sets forth the new annual base salary levels of those Executive Officers identified below:

Name and Position	New Annual Base Salary
Richard Sands, Chairman of the Board	$1,262,000
Robert Sands, President and Chief Executive Officer	$1,287,100
Robert Ryder, Executive Vice President and Chief Financial Officer	$631,300
William F. Hackett, Executive Vice President and President, Beer Division	$596,200
F. Paul Hetterich, Executive Vice President, Corporate Development & Beer Operations	$525,200

Stock Option Grants

The Committee granted options to purchase shares of the Company’s Class 1 Common Stock under the Company’s Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of the Company’s management personnel, including its Executive Officers, subject to the Terms and Conditions Memorandum with respect to the Stock Plan, the form of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 28, 2014 and is incorporated herein by reference. The following table sets forth information regarding grants to those Executive Officers identified below:

Name	Number of Stock Options (1)	Exercise Price Per Share (2)
Richard Sands	94,170	$117.12
Robert Sands	64,460	$117.12
Robert Ryder	21,140	$117.12
William F. Hackett	19,960	$117.12
F. Paul Hetterich	17,590	$117.12

(1)
Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment. One-fourth of the options become exercisable on each of the following anniversary dates: April 28, 2016, April 28, 2017, April 28, 2018 and April 28, 2019 provided that the option holder remains in continuous employment with the Company or any of its subsidiaries until that date. The options can vest at an earlier date upon the Retirement (as that term is defined in the Terms and Conditions Memorandum) at any time on or after November 1, 2015, death, or Disability (as that term is defined in the Terms and Conditions Memorandum) of the recipient of the grant. Under the terms of the Stock Plan, options become fully exercisable immediately in the event of a Change in Control (as that term is defined in the Stock Plan).

(2)
The exercise price is equal to the closing price of the Company’s Class A Common Stock (into which, subject to certain requirements, shares of the Company’s Class 1 Common Stock are convertible on a one-for-one basis) on the New York Stock Exchange on April 28, 2015.

Restricted Stock Unit Grants

The Committee granted restricted stock units under the Stock Plan to certain of the Company’s management personnel, including certain of its Executive Officers, subject to the provisions of Restricted Stock Unit Agreements, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. The restricted stock units entitle the grantee to receive a single share of the Company’s Class A Common Stock for each restricted stock unit granted under the Stock Plan. On April 28, 2015, which was the date of the restricted stock unit grants, the closing price of the Company’s Class A Common Stock on the New York State Stock Exchange was $117.12 per share. The following table sets forth information regarding grants to those Executive Officers identified below:

Name	Number of Units (1)
Robert Sands	9,470
Robert Ryder	3,110
William F. Hackett	2,930
F. Paul Hetterich	2,590

(1)
Unvested restricted stock units under each of the grants are subject to forfeiture upon the occurrence of certain events related to termination of employment. One-fourth of the awarded units vest on each of the following dates: May 1, 2016, May 1, 2017, May 1, 2018 and May 1, 2019 provided that the recipient of the grant remains in continuous employment with the Company or any of its subsidiaries until that date. The grants can vest at an earlier date upon the Retirement (as that term is defined in the Restricted Stock Unit Agreement) at any time on or after November 1, 2015, death, or RSU Disability (as that term is defined in the Restricted Stock Unit Agreement) of the recipient of the award. Under the terms of the Stock Plan, grants become fully vested in the event of a RSU Change in Control (as that term is defined in the Restricted Stock Unit Agreement). Dividend equivalents will accrue on the Restricted Stock Units (pursuant to the terms of the Restricted Stock Unit Agreement) during the period beginning April 28, 2015 and ending on the date that shares of Class A Common Stock are issued in settlement of vested Restricted Stock Units (as that term is defined in the Restricted Stock Unit Agreement) and the dividend equivalents will vest and become payable (net of applicable taxes) on the same terms and at the same time of settlement as the Restricted Stock Unit to which they relate.

Performance Share Unit Grants

The Committee granted performance share units to be settled in the Company’s Class A Common Stock under the Stock Plan to certain of the Company’s management personnel, including certain of its Executive Officers, subject to the provisions of Performance Share Unit Agreements for executives. The form of Performance Share Unit Agreement for executives is filed herewith as Exhibit 10.2 and incorporated herein by reference. The number of shares of the Company’s Class A Common Stock to be issued pursuant to the performance share units will depend upon the Company’s Relative Total Stockholder Return (as that term is defined in the Performance Share Unit Agreement for executives) during the period from March 1, 2015 through February 28, 2018. On April 28, 2015, which was the date of the performance share unit grants, the closing price of the Company’s Class A Common Stock on the New York State Stock Exchange was $117.12 per share. The following table sets forth information regarding target awards to those Executive Officers identified below:

Name	Target Number of Units (1)
Robert Sands	9,470
Robert Ryder	3,110
William F. Hackett	2,930
F. Paul Hetterich	2,590

(1)
Unvested performance share units are subject to forfeiture upon the occurrence of certain events related to termination of employment. A participant may vest in his right to receive the applicable number of performance share units if he remains in continuous employment with the Company or any of its subsidiaries until May 1, 2018. The participant will only vest in his right to receive the performance share units if the Company achieves certain Relative Total Stockholder Return results as set forth in the Performance Share Unit Agreement for executives. In the event a recipient of an award retires (as the term “Retirement” is defined in the Performance Share Unit Agreement for executives) at any time on or after November 1, 2015 and prior to May 1, 2018, vested awards are payable on a pro rata basis (as set forth in the Performance Share Unit Agreement for executives) and settled between May 1, 2018 and May 15, 2018 (consistent with the settlement date for participants with continuing employment). Target awards can vest at an earlier date upon the death or PSU Disability (as that term is defined in the Performance Share Unit Agreement for executives) of the recipient of the award or in the event of a PSU Change in Control (as that term is defined in the Performance Share Unit Agreement for executives). Dividend equivalents will accrue on the Performance Share Units (pursuant to the terms of the Performance Share Unit Agreement for executives) during the period beginning April 28, 2015 and ending on the date that shares of Class A Common Stock are issued in settlement of vested Performance Share Units (as that term is defined in the Performance Share Unit Agreement for executives) and the dividend equivalents will vest and become payable (net of applicable taxes) on the same terms and at the same time of settlement as the Performance Share Unit to which they relate.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan.
10.2	Form of Performance Share Unit Agreement for executives with respect to the Company’s Long-Term Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2015	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)	Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (filed herewith).*

(10.2)	Form of Performance Share Unit Agreement for executives with respect to the Company’s Long-Term Stock Incentive Plan (filed herewith).*

(10.3)
Form of Terms and Conditions of Memorandum for U.S. Employees with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long Term Stock Incentive Plan (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 28, 2014, filed May 1, 2014 and incorporated herein by reference).*

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

*Designates management contract or compensatory plan or arrangement.